Exhibit 10.2

SALE AGREEMENT

THIS SALE AGREEMENT is made, executed and delivered as of October 11, 2013, by ECOtality, Inc., a Nevada corporation, Electronic Transportation Engineering Corporation, an Arizona corporation, ECOtality Stores, Inc., a Nevada corporation, ETEC North, LLC, a Delaware limited liability company, The Clarity Group, Inc., an Arizona corporation, G.H.V. Refrigeration, Inc., a California corporation (collectively, the “Sellers”), and Access Control Group, L.L.C., a New Jersey limited liability company (the “Buyer”), pursuant to which the Sellers have agreed to sell, convey, assign, transfer and deliver all of their rights, title and interest in, to and under the Acquired Assets (as defined below) to the Buyer, and the Buyer has agreed to purchase and acquire such Acquired Assets from the Sellers, in accordance with sections 105, 363 and 365 of the Bankruptcy Code and in accordance with the order of the Bankruptcy Court approving the transaction entered on October 10, 2013 (the “Sale Order”).

W I T N E S S E T H:

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.     Conveyance. The Sellers hereby sell, convey, assign, transfer and deliver to the Buyer and its successors and assigns all of their rights, title and interest in, to and under all of the assets of the Sellers primarily related to the segment of the Sellers’ business involving airline ground support equipment, material handling equipment, and low-speed electric vehicles equipment (collectively, the “Minit-Charger Business Segment”), specifically excluding, however, any such assets that are listed or described as Excluded Assets (as defined below), but specifically including (a) all tangible personal property (such as machinery, equipment, inventories of raw materials and supplies, manufactures and purchased parts, goods in process and finished goods, production/assembly tools, dies and related items primarily related to the Minit-Charger Business Segment, (b) all Intellectual Property (as defined below) primarily related to the Minit-Charger Business Segment (including all of the foregoing that are licenses and sublicenses granted and obtained with respect thereto, and rights thereunder, remedies against past, present, and future infringements thereof, and rights to protection of past, present and future interests therein under applicable laws and including, the patents listed on Exhibit A and all corresponding foreign patents (except to the extent licensed to Buyer as provided below), (c) the books, records, ledgers, files, documents, correspondence, lists, drawings and specifications, creative materials, testing results, advertising and promotional materials, studies, reports, warranty/product failure reporting, or other printed materials primarily related to the Minit-Charter Business Segment (collectively, the “Acquired Assets”), to have and to hold such Acquired Assets to and for the Buyer’s (and Buyer’s successors’ and assigns’) use forever. The Buyer shall acquire all the Acquired Assets totally free from any mortgage, lien, pledge, charge, security interest or encumbrance in respect of such property or asset or claim as defined in Section 101 of under Chapter 11 of Title 11 of the United States Code.

Seller shall cooperate with Buyer in any reasonable respect to gain for Buyer access to the locations at which the tangible assets included in the Purchased Assets are located and in assisting Buyer in obtaining physical possession of all such Acquired Assets at and after Closing.

Exhibit 10.2

For purposes of this Sale Agreement, “Intellectual Property” means all of the following in any jurisdiction in the world: (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, divisions, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, slogans, trade names, internet domain names, other source identifiers, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all trade secrets and confidential, technical, and business information (including ideas, research and development, know-how, formulae, compositions, manufacturing/assembly production process documentation, technical data, product manuals and associated documentation, designs, drawings, contract manufacturing directives, procedures, and agreements, specifications, customer and supplier lists, pricing and cost information, business and marketing plans and proposals, documentation regarding orders received and not shipped, open customer quotes, (e) all computer software (including source code, executable code, data, databases, and related documentation, (f) all material advertising and promotional materials, (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

2.     Excluded Assets. Notwithstanding anything contained herein to the contrary, the Acquired Assets do not include any of the assets listed on Exhibit B hereto (the “Excluded Assets”).

3.     Purchase Price. As consideration for the purchase of the Acquired Assets, the Buyer shall pay an aggregate total of Two-Hundred and Fifty Thousand Dollars ($250,000) to the Sellers (the “Purchase Price”), $12,500 of which was paid to Buyer on October 8, 2013 and the balance of which ($237,500) upon the execution of this Sale Agreement, which shall occur no later than 11:59 p.m. Mountain Standard Time on October 11, 2013.

4.     License Agreement.  The Buyer further acknowledges and agrees that, notwithstanding anything to the contrary contained herein, United States Patent Nos. 7,573,228 (power management between charger and airport bridge) and 5,548,200 (priority charging determination for multiple vehicles) (together with all corresponding foreign patents, the “Excluded Patents”) shall be deemed Excluded Assets.  Blink Acquisition LLC (“Blink”) is acquiring the Excluded Patents pursuant to a transaction whereby Blink is acquiring substantially all of the assets of the Sellers primarily related to the Sellers’ Blink Network business and that Blink is, in connection with such transaction, entering into a license agreement with Buyer with respect to the Excluded Patents (the “License Agreement”).  Specifically, the license granted under the License Agreement shall provide (a) for a term, which shall be for the duration of the Excluded Patents (the expiration of one Patent shall not impact the license to the non-expired Patent), (b) that such license is fully-paid, royalty-free and worldwide (as appropriate), (c) scope of use by Buyer shall be limited to the Minit-Charger Business Segment of Sellers as currently conducted and proposed to be conducted, including any reasonable and foreseen expansions thereof, as of the date of this Agreement (“Expansion”) (license shall be exclusive with respect to this field of use), provided that such Expansion shall not be in competition with the Blink Network business; (d) that, as between the parties, any enhancements and/or improvements made by or for any party concerning the Excluded Patents (“Enhancements”) shall be owned exclusively by the Blink and shall automatically be included in the license granted to Buyer under the License Agreement, (e) that, as between the parties, Blink shall have the right to seek patent or other intellectual property protection for all Enhancements, (f) for the right of the Buyer to sublicense any of its rights under the License Agreement, consistent with the rights granted therein, provided that no sublicensee shall be a competitor of the Blink Network business, (g) for the right of the Buyer to transfer or assign the License Agreement in connection with its sale of the Minit-Charger business, provided that such sale is not to a competitor of the Blink Network business; and (h) Blink shall not, during the term of the License Agreement, authorize others to, use, sell, offer to sell, and otherwise practice the Excluded Patents to compete with the Buyer in the Minit-Charger Business Segment.  The License Agreement shall otherwise be in form and substance reasonably satisfactory to Sellers, Blink, and Buyer.

Exhibit 10.2

5.     No Third Party Beneficiaries. Nothing in this Sale Agreement, express or implied, is intended to or shall confer upon any other Person or Persons any rights, benefits or remedies of any nature whatsoever under or by reason of this Sale Agreement.

6.     Binding Effect; Assignment. This Sale Agreement shall be binding upon and inure solely to the benefit of the Buyer and the Sellers and their respective successors (whether by operation of Law or otherwise) and permitted assigns.

7.     Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Arizona, without regard to the conflicts of law rules of such state.

8.     Counterparts. This Sale Agreement may be executed in any number of counterparts and by facsimile (or other electronic means), each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile copy shall be a sufficient proof of signature, without it being necessary to produce the original copy.

Exhibit 10.2

IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SELLERS:

ECOTALITY, INC.

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

ELECTRONIC TRANSPORTATION

ENGINEERING CORPORATION

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

ECOTALITY STORES, INC.

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

ETEC NORTH, LLC

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

THE CLARITY GROUP, INC.

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

G.H.V REFRIGERATION, INC.

By: /s/ H. Ravi Brar

Name: H. Ravi Brar

Title: CEO

Exhibit 10.2

BUYER: ACCESS CONTROL GROUP, L.L.C. By: /s/ Arun Patel Name: Arun Patel Title: President